UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2005


                             FORWARD AIR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Tennessee                  000-22490                 62-1120025
------------------------------    ----------------       -----------------------
 (State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


              430 Airport Road
           Greeneville, Tennessee                                 37745
-----------------------------------------------           ----------------------
   (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

     Forward Air Corporation issued a press release, dated May 31, 2005, announcing that it had signed a definitive asset purchase agreement to acquire certain assets of the airport-to-airport operations of Xpress Global Systems, Inc., a subsidiary of U.S. Xpress Enterprises, Inc. (NASDAQ:XPRSA) for $12.75 million. As part of the agreement, U.S. Xpress has agreed to exit the air cargo airport-to-airport business immediately and to deliver to Forward Air a non-compete agreement and its airport-to-airport customer list. Forward Air will continue to serve both its and Xpress Global's airport-to-airport customers through its nationwide network of terminals in 80 cities throughout the U.S. and Canada. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

     The information in this report and the exhibit hereto may contain "forward-looking statements," as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance. Some forward-looking statements may be identified by use of such terms as "believes," "anticipates," "intends," "plans," "estimates," "projects" or "expects." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions. As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

     (c)     Exhibits.

           Exhibit
           Number                            Description
   -----------------------------------------------------------------------------
            99.1             Press Release of Forward Air Corporation dated May
                             31, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FORWARD AIR CORPORATION


Date: May 31, 2005                   By: /s/ Matthew J. Jewell
                                         -----------------------------------
                                         Matthew J. Jewell
                                         Senior Vice President, General Counsel
                                         and Secretary

                                  EXHIBIT INDEX

    Exhibit
    Number                             Description
--------------------------------------------------------------------------------
     99.1          Press Release of Forward Air Corporation dated May 31, 2005.